STATEMENT OF INVESTMENTS
BNY Mellon International Bond Fund

January 31, 2020 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.9%
Australia - .3%
Driver Australia Four Trust, Ser. 4, Cl. A, 1 Month BBSW +.95%	AUD	1.81	8/21/2025	125,571	[b]	84,085
Driver Australia Six Trust, Ser. 6, Cl. A, 1 Month BBSW +.90%	AUD	1.76	12/21/2027	2,187,657	[b]	1,462,603
					1,546,688
Belgium - 2.0%
Belgium, Unscd. Bonds, Ser. 78	EUR	1.60	6/22/2047	8,065,000	[c]	11,372,085
Canada - .4%
Enbridge, Gtd. Notes		4.00	11/15/2049	1,500,000	[d]	1,615,531
Teck Resources, Sr. Unscd. Notes		6.25	7/15/2041	625,000		731,342
					2,346,873
Cayman Islands - .2%
CK Hutchison Europe Finance 18, Gtd. Bonds	EUR	1.25	4/13/2025	660,000		764,351
DP World Crescent, Sr. Unscd. Notes		3.75	1/30/2030	325,000		334,344
					1,098,695
Chile - .1%
Inversiones CMPC, Gtd. Notes		3.85	1/13/2030	550,000	[c]	563,338
China - 5.1%
China, Unscd. Bonds, Ser. 1827	CNY	3.25	11/22/2028	147,500,000		21,614,614
China Development Bank, Unscd. Bonds, Ser. 1905	CNY	3.48	1/8/2029	49,000,000		7,034,333
					28,648,947
Ecuador - .8%
Ecuador, Sr. Unscd. Bonds		10.75	3/28/2022	3,425,000		3,400,381
Ecuador, Sr. Unscd. Notes		10.75	1/31/2029	1,300,000		1,181,840
					4,582,221
Egypt - .4%
Egypt, Sr. Unscd. Bonds	EUR	4.75	4/16/2026	800,000		951,702
Egypt, Sr. Unscd. Notes		6.13	1/31/2022	500,000		525,275
Egypt, Sr. Unscd. Notes		6.20	3/1/2024	500,000	[c]	544,050
Egypt, Sr. Unscd. Notes		7.05	1/15/2032	450,000		480,168
					2,501,195
France - 4.7%
Credit Agricole Home Loan SFH, Covered Notes	EUR	1.25	3/24/2031	1,600,000		2,018,111
Engie, Jr. Sub. Bonds	EUR	1.38	1/16/2023	1,500,000		1,682,290
France, Bonds	EUR	0.70	7/25/2030	8,391,280	[c,e]	11,321,453
France, Unscd. Bonds	EUR	2.00	5/25/2048	4,500,000	[c]	6,889,516

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.9% (continued)
France - 4.7% (continued)
French Government, Bonds	EUR	0.75	5/25/2028	1,275,000		1,539,973
Orange, Sr. Unscd. Notes	EUR	0.00	9/4/2026	2,800,000		3,074,178
					26,525,521
Germany - .4%
Allianz, Sub. Notes	EUR	5.63	10/17/2042	1,800,000		2,287,275
Ghana - .3%
Ghana, Sr. Unscd. Bonds		7.88	3/26/2027	600,000	[c]	643,140
Ghana, Sr. Unscd. Notes		7.63	5/16/2029	600,000	[c]	613,092
Ghana, Sr. Unscd. Notes		7.88	8/7/2023	275,000		308,069
					1,564,301
Indonesia - .8%
Indonesia, Sr. Unscd. Notes	EUR	1.40	10/30/2031	1,065,000		1,183,695
Indonesia, Sr. Unscd. Notes	EUR	3.75	6/14/2028	860,000		1,156,653
Indonesia Asahan Aluminium, Sr. Unscd. Notes		5.23	11/15/2021	1,100,000	[c]	1,155,000
Perusahaan Listrik Negara, Sr. Unscd. Notes	EUR	1.88	11/5/2031	940,000		1,048,645
					4,543,993
Ireland - .5%
AerCap Global Aviation Trust, Gtd. Notes		2.88	8/14/2024	650,000		664,452
Ireland, Bonds	EUR	2.00	2/18/2045	1,610,000		2,422,305
					3,086,757
Italy - 3.3%
Italy, Sr. Unscd. Notes		2.88	10/17/2029	3,025,000		3,000,518
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds	EUR	2.70	3/1/2047	11,850,000	[c]	15,524,099
					18,524,617
Ivory Coast - .3%
Ivory Coast, Sr. Unscd. Notes	EUR	5.88	10/17/2031	1,350,000		1,588,847
Japan - 21.7%
Japan, Sr. Unscd. Bonds, Ser. 21	JPY	0.10	3/10/2026	7,270,798,626	[e]	68,557,750
Japan (20 Year Issue), Sr. Unscd. Bonds, Ser. 156	JPY	0.40	3/20/2036	1,918,650,000		18,444,113
Japan (30 Year Issue), Sr. Unscd. Bonds, Ser. 44	JPY	1.70	9/20/2044	1,545,100,000		19,000,523
Japan (30 Year Issue), Sr. Unscd. Bonds, Ser. 59	JPY	0.70	6/20/2048	1,145,650,000		11,569,794
OSCAR US Funding Trust VI, Ser. 2017-1A, Cl. A4		3.30	5/10/2024	1,080,000	[c]	1,094,281
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4		3.50	5/12/2025	2,450,000	[c]	2,528,910
Takeda Pharmaceutical, Sr. Unscd. Bonds	EUR	3.00	11/21/2030	1,575,000		2,124,932
					123,320,303

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.9% (continued)
Kazakhstan - .9%
Development Bank of Kazakhstan, Sr. Unscd. Notes		4.13	12/10/2022	475,000		497,187
Kazakhstan, Sr. Unscd. Notes	EUR	0.60	9/30/2026	2,775,000		3,085,123
KazMunayGas National, Sr. Unscd. Notes		6.38	10/24/2048	1,030,000		1,377,605
					4,959,915
Kenya - .2%
Kenya, Sr. Unscd. Notes		6.88	6/24/2024	300,000		325,833
Kenya, Sr. Unscd. Notes		8.25	2/28/2048	950,000	[c]	1,026,347
					1,352,180
Luxembourg - .9%
CK Hutchison Group Telecom Finance, Gtd. Notes	EUR	1.13	10/17/2028	1,765,000		1,992,847
DH Europe Finance II, Gtd. Bonds	EUR	0.20	3/18/2026	1,300,000		1,442,565
DH Europe Finance II, Gtd. Notes		2.60	11/15/2029	1,275,000		1,311,628
Medtronic Global Holdings, Gtd. Notes	EUR	1.63	3/7/2031	475,000		592,158
					5,339,198
Malaysia - 2.5%
Malaysia, Sr. Unscd. Bonds, Ser. 219	MYR	3.89	8/15/2029	54,000,000		13,991,604
Mexico - .4%
Infraestructura Energetica Nova, Sr. Unscd. Notes		4.88	1/14/2048	755,000	[d]	765,521
Petroleos Mexicanos, Gtd. Notes	EUR	5.13	3/15/2023	1,065,000		1,328,674
					2,094,195
Netherlands - 3.5%
ABN AMRO Bank, Sub. Notes	EUR	2.88	1/18/2028	1,100,000		1,308,568
Cooperatieve Rabobank, Sub. Bonds	EUR	2.50	5/26/2026	1,816,000		2,076,148
EDP Finance, Sr. Unscd. Notes	EUR	0.38	9/16/2026	1,225,000		1,368,132
Enel Finance International, Gtd. Notes	EUR	0.38	6/17/2027	1,465,000		1,636,682
Equate Petrochemical, Gtd. Notes		3.00	3/3/2022	1,500,000		1,514,107
Iberdrola International, Gtd. Notes	EUR	2.63	3/26/2024	1,400,000		1,659,498
ING Groep, Sub. Bonds	EUR	2.00	3/22/2030	900,000		1,064,628
ING Groep, Sub. Notes	EUR	3.00	4/11/2028	1,100,000		1,318,838
Mamoura Diversified Global Holding, Gtd. Notes		2.50	11/7/2024	755,000		762,431
Petrobras Global Finance, Gtd. Notes		5.09	1/15/2030	479,000	[c]	526,229
SABIC Capital II, Gtd. Bonds		4.00	10/10/2023	3,075,000	[c]	3,247,969
VEON Holdings, Sr. Unscd. Notes		3.95	6/16/2021	1,400,000		1,421,910
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/2024	950,000		1,143,955
WPC Eurobond, Gtd. Notes	EUR	1.35	4/15/2028	635,000		715,225
WPC Eurobond, Gtd. Notes	EUR	2.13	4/15/2027	195,000		233,571
					19,997,891

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.9% (continued)
Nigeria - .3%
Nigeria, Sr. Unscd. Notes		5.63	6/27/2022	700,000		733,118
Nigeria, Sr. Unscd. Notes		6.50	11/28/2027	1,050,000	[c]	1,082,813
					1,815,931
Norway - .5%
Aker BP, Sr. Unscd. Notes		3.00	1/15/2025	825,000	[c]	832,338
Aker BP, Sr. Unscd. Notes		3.75	1/15/2030	375,000	[c]	381,081
Equinor, Gtd. Notes		3.25	11/18/2049	1,375,000		1,458,221
					2,671,640
Philippines - .4%
Philippine, Sr. Unscd. Notes	EUR	0.00	2/3/2023	1,500,000		1,659,250
Philippine, Sr. Unscd. Notes	EUR	0.88	5/17/2027	750,000		849,134
					2,508,384
Romania - .3%
Romania, Sr. Unscd. Notes	EUR	2.50	2/8/2030	1,305,000	[c]	1,582,689
Russia - 3.2%
Russia, Bonds, Ser. 6212	RUB	7.05	1/19/2028	1,106,105,000		18,390,190
Senegal - .3%
Senegal, Sr. Unscd. Bonds	EUR	4.75	3/13/2028	1,330,000		1,575,109
Singapore - 2.7%
Singapore, Bonds	SGD	2.63	5/1/2028	16,005,000		12,702,195
Temasek Financial I, Gtd. Notes	EUR	1.25	11/20/2049	2,150,000		2,698,262
					15,400,457
Spain - 3.0%
Banco Santander, Covered Notes	EUR	0.88	5/9/2031	1,500,000		1,812,347
Banco Santander, Sub. Notes	EUR	2.50	3/18/2025	2,300,000		2,777,881
Spain, Sr. Unscd. Bonds	EUR	2.90	10/31/2046	6,725,000	[c]	10,612,883
Telefonica Emisiones, Gtd. Notes	EUR	1.53	1/17/2025	1,600,000		1,903,808
					17,106,919
Sri Lanka - .2%
Sri Lanka, Sr. Unscd. Notes		6.25	10/4/2020	325,000		329,388
Sri Lanka, Sr. Unscd. Notes		6.85	3/14/2024	750,000	[c]	769,875
					1,099,263
Supranational - 3.3%
Arab Petroleum Investments, Sr. Unscd. Notes		4.13	9/18/2023	2,920,000	[c]	3,124,568
Asian Development Bank, Sr. Unscd. Notes	NZD	3.50	5/30/2024	3,750,000		2,631,260
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.00	7/27/2027	1,635,000		1,769,659
Corp. Andina de Fomento, Sr. Unscd. Notes		3.25	2/11/2022	1,300,000		1,331,759
European Union, Govt. Gtd. Notes	EUR	1.38	10/4/2029	3,000,000		3,835,059
International Finance, Sr. Unscd. Notes	INR	6.30	11/25/2024	278,070,000		3,966,514

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.9% (continued)
Supranational - 3.3% (continued)
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	1,850,000		2,012,430
					18,671,249
Sweden - .8%
Sweden, Bonds, Ser. 1061	SEK	0.75	11/12/2029	38,125,000	[c]	4,273,256
Thailand - 2.0%
Thailand, Sr. Unscd. Bonds	THB	2.88	12/17/2028	319,220,000		11,593,401
Turkey - .3%
Turkey, Sr. Unscd. Notes		5.60	11/14/2024	1,575,000		1,661,798
Ukraine - .8%
Ukraine, Sr. Unscd. Notes	EUR	4.38	1/27/2030	1,050,000	[c]	1,158,028
Ukraine, Sr. Unscd. Notes		7.75	9/1/2022	1,725,000		1,883,596
Ukraine, Sr. Unscd. Notes		7.75	9/1/2020	1,425,000		1,462,919
					4,504,543
United Arab Emirates - .7%
Abu Dhabi, Sr. Unscd. Bonds		2.50	9/30/2029	1,425,000		1,447,088
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds		4.60	11/2/2047	1,225,000	[c]	1,442,385
DP World, Sr. Unscd. Notes		6.85	7/2/2037	960,000		1,287,582
					4,177,055
United Kingdom - 8.2%
Anglo American Capital, Gtd. Notes	EUR	1.63	3/11/2026	605,000		706,719
Anglo American Capital, Gtd. Notes	EUR	1.63	9/18/2025	325,000		380,099
Barclays, Jr. Sub. Bonds		7.88	3/15/2022	850,000		922,235
Barclays, Sr. Unscd. Notes		4.97	5/16/2029	1,425,000		1,654,806
BAT International Finance, Gtd. Notes	EUR	2.25	1/16/2030	1,450,000		1,715,066
Lanark Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.77%		2.67	12/22/2069	1,581,667	[b,c]	1,585,567
Lanark Master Issuer, Ser. 2020-1A, Cl. 2A	GBP	0.57	12/22/2069	1,025,000	[b,c]	1,357,100
Lloyds Banking Group, Sr. Unscd. Notes		3.75	1/11/2027	1,475,000		1,587,412
Penarth Master Issuer, Ser. 2019-1A, Cl. A2, 1 Month SONIO +.70%	GBP	1.41	7/18/2024	1,180,000	[b,c]	1,561,599
Royal Bank of Scotland Group, Sr. Unscd. Notes		4.27	3/22/2025	1,670,000		1,793,288
Silverstone Master Issuer, Ser. 2019-1A, Cl. 2A, 3 Month SONIO +.75%	GBP	1.46	1/21/2070	1,577,000	[b,c]	2,095,086
Silverstone Master Issuer, Ser. 2020-1A, Cl. 1A, 3 Month SONIO +.47%	GBP	0.47	1/21/2070	1,150,000	[b]	1,518,575
United Kingdom, Bonds	GBP	1.50	7/22/2047	4,565,000		6,708,352
United Kingdom, Bonds	GBP	3.50	1/22/2045	11,175,000		22,797,688
					46,383,592

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.9% (continued)
United States - 19.2%
AbbVie, Sr. Unscd. Bonds	EUR	1.38	5/17/2024	380,000		444,563
AbbVie, Sr. Unscd. Notes		2.95	11/21/2026	425,000	[c]	439,355
AbbVie, Sr. Unscd. Notes		4.25	11/21/2049	500,000	[c]	542,766
American Express, Sr. Unscd. Notes		2.50	7/30/2024	660,000		676,702
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	1,227,636	[c]	1,302,044
Anheuser-Busch Inbev Worldwide, Gtd. Notes		4.00	4/13/2028	1,100,000		1,235,183
AT&T, Sr. Unscd. Notes	EUR	0.25	3/4/2026	1,000,000		1,105,885
AT&T, Sr. Unscd. Notes	EUR	1.80	9/14/2039	800,000		888,433
Bank of America, Sr. Unscd. Notes		3.97	3/5/2029	400,000		445,984
BBCMS Mortgage Trust, Ser. 2019-BWAY, Cl. A, 1 Month LIBOR +.96%		2.63	11/25/2034	1,250,000	[b,c]	1,248,393
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2005-PW10, Cl. AJ		5.59	12/11/2040	625,030		632,460
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%		2.81	12/15/2037	1,700,000	[b,c]	1,706,603
Cameron LNG, Sr. Scd. Notes		2.90	7/15/2031	1,625,000	[c]	1,682,826
CarMax Auto Owner Trust, Ser. 2018-1, Cl. D		3.37	7/15/2024	365,000		374,150
CenturyLink, Sr. Scd. Notes		4.00	2/15/2027	160,000	[c]	161,131
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. A, 1 Month LIBOR +.95%		2.69	11/15/2036	1,075,000	[b,c]	1,075,020
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. A, 1 Month LIBOR +1.12%		2.86	6/15/2034	2,300,000	[b,c]	2,304,645
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		3.24	6/15/2034	875,000	[b,c]	874,634
Cheniere Corpus Christi Holdings, Sr. Scd. Notes		3.70	11/15/2029	1,850,000	[c]	1,923,504
Comcast, Gtd. Notes		2.65	2/1/2030	550,000		568,127
Concho Resources, Gtd. Notes		3.75	10/1/2027	1,075,000		1,135,778
Consumer Loan Underlying Bond CLUB Credit Trust, Ser. 2019-P2, Cl. A		2.47	10/15/2026	737,642	[c]	739,348
CyrusOne, Gtd. Notes	EUR	1.45	1/22/2027	475,000		535,288
CyrusOne, Gtd. Notes		2.90	11/15/2024	225,000		229,382
CyrusOne, Gtd. Notes		3.45	11/15/2029	650,000		672,016
Dell Equipment Finance Trust, Ser. 2018-2, Cl. C		3.72	10/22/2023	1,300,000	[c]	1,338,581
Dell International, Sr. Scd. Notes		6.02	6/15/2026	700,000	[c]	818,230
Diamondback Energy, Gtd. Notes		2.88	12/1/2024	1,285,000		1,307,529

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.9% (continued)
United States - 19.2% (continued)
Diamondback Energy, Gtd. Notes		5.38	5/31/2025	650,000		679,946
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/2024	1,275,000		1,548,487
Drive Auto Receivables Trust, Ser. 2019-4, Cl. B		2.23	1/16/2024	925,000		931,002
DT Auto Owner Trust, Ser. 2019-4A, Cl. B		2.36	1/16/2024	975,000	[c]	981,561
Edison International, Sr. Unscd. Notes		4.13	3/15/2028	540,000		574,834
Edison International, Sr. Unscd. Notes		5.75	6/15/2027	310,000		358,579
Elanco Animal Health, Sr. Unscd. Notes		4.90	8/28/2028	775,000		884,881
Energy Transfer Operating, Gtd. Notes		4.20	4/15/2027	600,000		640,139
Energy Transfer Operating, Gtd. Notes		5.25	4/15/2029	685,000		779,973
Energy Transfer Operating, Jr. Sub. Debs., Ser. A		6.25	2/15/2023	680,000		647,187
Energy Transfer Operating, Jr. Sub. Debs., Ser. F		6.75	5/15/2025	260,000		260,910
Enterprise Fleet Financing, Ser. 2019-3, Cl. A3		2.19	5/20/2025	1,440,000	[c]	1,454,873
Enterprise Products Operating, Gtd. Notes		2.80	1/31/2030	1,150,000		1,167,082
EQT, Sr. Unscd. Notes		3.00	10/1/2022	240,000	[d]	231,226
Federal National Mortgage Association, Ser. 2017-T1, Cl. A		2.90	6/25/2027	1,996,105		2,111,708
Fidelity National Information Services, Sr. Unscd. Notes	EUR	1.50	5/21/2027	1,045,000		1,239,894
General Electric, Sr. Unscd. Bonds	EUR	0.38	5/17/2022	665,000		741,754
Genesis Energy, Gtd. Notes		7.75	2/1/2028	799,000		806,614
HCA, Gtd. Notes		5.88	2/1/2029	435,000		513,887
Healthcare Trust of America Holdings, Gtd. Notes		3.10	2/15/2030	730,000		753,530
Healthcare Trust of America Holdings, Gtd. Notes		3.50	8/1/2026	640,000		685,195
Hewlett Packard Enterprise, Sr. Unscd. Notes		2.25	4/1/2023	850,000		857,537
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. A, 1 Month LIBOR +.70%		2.44	1/15/2033	1,075,000	[b,c]	1,073,721
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. B, 1 Month LIBOR +1.05%		2.73	1/15/2033	725,000	[b,c]	724,389
Invitation Homes Trust, Ser. 2018-SFR3, Cl. A, 1 Month LIBOR +1.00%		2.74	7/17/2037	2,092,475	[b,c]	2,095,607

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.9% (continued)
United States - 19.2% (continued)
Invitation Homes Trust, Ser. 2018-SFR4, Cl. A, 1 Month LIBOR +1.10%		2.84	1/17/2038	1,719,242	[b,c]	1,726,648
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS, 3 Month LIBOR +.90%		3.03	11/25/2036	457,622	[b]	457,381
Kinder Morgan, Gtd. Notes		4.30	6/1/2025	575,000		630,932
Lamar Media, Gtd. Notes		3.75	2/15/2028	1,150,000	[c]	1,160,557
Long Beach Mortgage Loan Trust, Ser. 2004-1, Cl. M2, 1 Month LIBOR +.83%		2.62	2/25/2034	394,438	[b]	395,594
Marsh & McLennan, Sr. Unscd. Bonds	EUR	1.98	3/21/2030	1,190,000		1,483,790
MGM Growth Properties Operating Partnership, Gtd. Notes		5.75	2/1/2027	775,000		863,156
Morgan Stanley Capital I Trust, Ser. 2019-L2, Cl. A3		3.81	3/15/2052	2,575,000		2,902,573
MPLX, Sr. Unscd. Notes		3.50	12/1/2022	575,000	[c]	595,491
NYT Mortgage Trust, Ser. 2019-NYT, Cl. A, 1 Month LIBOR +1.20%		2.88	11/15/2035	1,950,000	[b,c]	1,960,022
PayPal Holdings, Sr. Unscd. Notes		2.40	10/1/2024	1,350,000		1,377,401
Pfizer, Sr. Unscd. Notes		3.45	3/15/2029	345,000	[d]	380,759
Plains All American Pipeline, Sr. Unscd. Notes		3.55	12/15/2029	1,680,000		1,678,131
Prime Security Services Borrower, Scd. Notes		9.25	5/15/2023	133,000	[c]	139,567
Reynolds Group Issuer, Gtd. Notes		7.00	7/15/2024	560,000	[c]	579,250
SBA Tower Trust, Asset Backed Notes		2.84	1/15/2025	1,675,000	[c]	1,736,422
SCF Equipment Leasing, Ser. 2019-1A, Cl. A2		3.23	10/20/2024	800,000	[c]	807,177
Seasoned Credit Risk Transfer Trust, Ser. 2017-4, Cl. M45T		4.50	6/25/2057	1,277,147		1,372,677
Seasoned Credit Risk Transfer Trust, Ser. 2018-4, Cl. M55D		4.00	3/25/2058	2,120,699		2,253,456
Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. MA		3.50	7/25/2058	2,490,555		2,609,656
Seasoned Credit Risk Transfer Trust, Ser. 2019-3, Cl. M55D		4.00	10/25/2058	1,139,420		1,210,091
Seasoned Loans Structured Transaction, Ser. 2018-2, Cl. A1		3.50	11/25/2028	2,230,111		2,344,978
Seasoned Loans Structured Transaction, Ser. 2019-1, Cl. A2		3.50	5/25/2029	1,200,000		1,290,203
Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A1C		2.75	9/25/2029	1,671,870		1,715,775

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.9% (continued)
United States - 19.2% (continued)
Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C		2.75	11/25/2029	1,250,000		1,300,456
Southern California Edison, First Mortgage Bonds		2.85	8/1/2029	1,250,000		1,294,093
Southern Copper, Sr. Unscd. Notes		5.88	4/23/2045	465,000		596,229
Springleaf Funding Trust, Ser. 2016-AA, Cl. A		2.90	11/15/2029	660,595	[c]	661,033
Sprint Communications, Sr. Unscd. Notes		7.00	8/15/2020	530,000		539,991
Sprint Spectrum, Sr. Scd. Notes		4.74	3/20/2025	1,725,000	[c]	1,815,140
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%		2.69	1/17/2035	2,455,369	[b,c]	2,457,691
Steel Dynamics, Sr. Unscd. Notes		3.45	4/15/2030	475,000		489,753
Sunoco Logistics Partners Operations, Gtd. Notes		4.00	10/1/2027	1,180,000		1,238,418
Targa Resources Partners, Gtd. Bonds		5.13	2/1/2025	595,000		614,332
The Boeing Company, Sr. Unscd. Notes		3.20	3/1/2029	325,000		342,667
The Estee Lauder Companies, Sr. Unscd. Notes		2.00	12/1/2024	85,000		86,331
The Estee Lauder Companies, Sr. Unscd. Notes		2.38	12/1/2029	575,000		589,477
The Goldman Sachs Group, Sr. Unscd. Notes		3.50	11/16/2026	770,000		822,143
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A		2.93	1/17/2036	2,243,635	[c]	2,287,264
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A		2.75	3/17/2038	1,565,000	[c]	1,598,490
United Technologies, Sr. Unscd. Bonds	EUR	2.15	5/18/2030	1,000,000		1,285,822
United Technologies, Sr. Unscd. Notes		4.13	11/16/2028	285,000		328,375
UnitedHealth Group, Sr. Unscd. Notes		2.88	8/15/2029	495,000		516,771
VICI Properties, Gtd. Notes		3.50	2/15/2025	171,000	[c]	174,313
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C51, Cl. A4		3.31	6/15/2052	1,825,000		1,994,957
Western Midstream Operating, Sr. Unscd. Notes		3.10	2/1/2025	275,000		276,782
Western Midstream Operating, Sr. Unscd. Notes		4.05	2/1/2030	1,650,000		1,652,366
Western Midstream Operating, Sr. Unscd. Notes		4.65	7/1/2026	940,000		985,676
Xcel Energy, Sr. Unscd. Notes		3.50	12/1/2049	1,000,000		1,063,814

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.9% (continued)
United States - 19.2% (continued)
Federal National Mortgage Association:
4.50%, 7/1/2040			3,133,870	[f]	3,420,617
				109,257,764
Total Bonds and Notes (cost $522,494,027)			544,509,879
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .1%
Call Options - .0%
Japanese Yen, Contracts 11,280,000 Morgan Stanley	110.00	2/20/2020	11,280,000		7,111
Put Options - .1%
Japanese Yen, Contracts 22,600,000 Citigroup	109.58	2/25/2020	22,600,000		312,647
Japanese Yen, Contracts 11,280,000 Morgan Stanley	110.00	2/20/2020	11,280,000		190,404
Russian Ruble, Contracts 11,400,000 Citigroup	62.50	7/31/2020	11,400,000		110,415
U.S. Treasury 10 Year Future, Contracts 257	129.75	2/21/2020	25,700,000		20,078
				633,544
Total Options Purchased (cost $439,126)			640,655
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - .7%
U.S. Government Securities
U.S. Treasury Bills (cost $3,864,844)	1.53	4/16/2020	3,877,000	[g,h]	3,864,981
Description	1-Day Yield (%)		Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,240,763)	1.56		1,240,763	[i]	1,240,763

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,077,525)	1.56		1,077,525	[i]	1,077,525
Total Investments (cost $529,116,285)			97.1%	551,333,803
Cash and Receivables (Net)			2.9%	16,377,993

Net Assets	100.0%	567,711,796

BBSW—Bank Bill Swap Rate

LIBOR—London Interbank Offered Rate

SONIO—Sterling Overnight Index Average

AUD—Australian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

INR—Indian Rupee

JPY—Japanese Yen

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

a Amount stated in U.S. Dollars unless otherwise noted above.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2020, these securities were valued at $129,095,073 or 22.74% of net assets.

d Security, or portion thereof, on loan. At January 31, 2020, the value of the fund’s securities on loan was $2,658,345 and the value of the collateral was $2,725,825, consisting of cash collateral of $1,077,525 and U.S. Government & Agency securities valued at $1,648,300.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Held by a counterparty for open exchange traded derivative contracts.

h Security is a discount security. Income is recognized through the accretion of discount.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon International Bond Fund

January 31, 2020 (Unaudited)

The following is a summary of the inputs used as of January 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Asset-Backed	−	14,872,178	−	14,872,178
Commercial Mortgage-Backed	−	48,618,781	−	48,618,781
Corporate Bonds	−	146,116,204	−	146,116,204
Foreign Governmental	−	329,370,391	−	329,370,391
Investment Companies	2,318,288	−	−	2,318,288
U.S. Government Agencies Mortgage-Backed	−	5,532,325	−	5,532,325
U.S. Treasury Securities	−	3,864,981	−	3,864,981
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts ††	−	3,560,716	−	3,560,716
Futures ††	1,510,453	−	−	1,510,453
Options Purchased	20,078	620,577	−	640,655
Swaps††	−	924,846	−	924,846

Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	−	(1,641,288)	−	(1,641,288)
Futures††	(923,341)	−	−	(923,341)
Swaps††	−	(6,130,477)	−	(6,130,477)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

STATEMENT OF FUTURES
BNY Mellon International Bond Fund

January 31, 2020 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	55	3/16/2020	5,378,090[a]	5,444,753	66,663
Australian 3 Year Bond	125	3/16/2020	9,691,448[a]	9,704,838	13,390
Canadian 10 Year Bond	266	3/20/2020	28,140,093[a]	28,575,805	435,712
Euro-Bobl	82	3/6/2020	12,178,923[a]	12,273,546	94,623
Japanese 10 Year Bond	9	3/13/2020	12,631,383[a]	12,696,599	65,216
Long Term French Government Future	126	3/6/2020	22,996,654[a]	23,367,373	370,719
U.S. Treasury Ultra Long Bond	109	3/20/2020	20,779,417	21,111,938	332,521
Ultra 10 Year U.S. Treasury Notes	33	3/20/2020	4,675,047	4,806,656	131,609
Futures Short
Euro 30 Year Bond	5	3/6/2020	1,113,593[a]	1,169,493	(55,900)
Euro-Bond	162	3/6/2020	30,866,858[a]	31,448,754	(581,896)
U.S. Treasury 2 Year Notes	85	3/31/2020	18,327,967	18,390,547	(62,580)
U.S. Treasury 5 Year Notes	140	3/31/2020	16,621,878	16,844,843	(222,965)
Gross Unrealized Appreciation				1,510,453
Gross Unrealized Depreciation				(923,341)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF FOWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
BNY Mellon International Bond Fund

January 31, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
Chinese Yuan Renminbi	16,000,000	United States Dollar	2,304,811	3/31/2020	332
United States Dollar	2,368,929	Indian Rupee	171,700,000	3/31/2020	(21,021)
Israeli Shekel	5,780,000	United States Dollar	1,676,357	3/31/2020	3,251
Citigroup
Hong Kong Dollar	64,100,000	United States Dollar	8,203,540	4/14/2020	41,215
Swiss Franc	2,800,000	United States Dollar	2,891,328	2/28/2020	21,252
British Pound	2,300,000	United States Dollar	3,013,570	2/28/2020	25,844
Brazilian Real	23,670,000	United States Dollar	5,608,872	4/2/2020	(100,104)
South Korean Won	16,029,405,000	United States Dollar	13,748,289	3/31/2020	(282,727)
United States Dollar	11,055,983	Russian Ruble	683,995,000	3/31/2020	432,881
Indonesian Rupiah	60,716,620,000	United States Dollar	4,331,332	3/31/2020	91,015
Brazilian Real	23,670,000	United States Dollar	5,740,298	2/4/2020	(214,683)
United States Dollar	5,625,000	Brazilian Real	23,670,000	2/4/2020	99,385
United States Dollar	3,008,683	British Pound	2,297,772	2/3/2020	(25,761)
Czech Koruna	26,540,000	United States Dollar	1,168,119	3/31/2020	(1,199)
Goldman Sachs
Danish Krone	15,330,000	United States Dollar	2,280,060	2/28/2020	(524)
United States Dollar	509,490	Canadian Dollar	670,000	2/28/2020	3,241
HSBC
United States Dollar	10,274,537	Singapore Dollar	13,885,000	3/31/2020	97,530
Norwegian Krone	131,535,000	United States Dollar	14,612,422	2/28/2020	(310,493)
United States Dollar	9,653,537	Chinese Yuan Renminbi	67,150,000	3/31/2020	79,759
United States Dollar	5,604,026	British Pound	4,285,000	2/28/2020	(58,535)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
HSBC (continued)
Swiss Franc	10,290,000	United States Dollar	10,659,765	2/28/2020	43,968
United States Dollar	6,423,141	New Zealand Dollar	9,740,000	2/28/2020	125,044
J.P. Morgan Securities
United States Dollar	8,230,611	Hong Kong Dollar	64,100,000	4/14/2020	(14,144)
Egyptian Pound	28,000,000	United States Dollar	1,700,061	2/27/2020	57,375
Polish Zloty	11,015,000	United States Dollar	2,887,968	3/31/2020	(44,081)
Euro	101,630,000	United States Dollar	112,013,638	2/28/2020	892,386
Nigerian Naira	650,000,000	United States Dollar	1,763,908	2/14/2020	17,118
United States Dollar	3,979,601	Russian Ruble	247,000,000	3/31/2020	143,453
Thai Baht	219,410,000	United States Dollar	7,222,899	3/31/2020	(174,374)
United States Dollar	14,524,530	Thai Baht	441,110,000	3/31/2020	353,915
United States Dollar	579,399	South Korean Won	675,000,000	3/31/2020	12,363
Merrill Lynch, Pierce, Fenner & Smith
United States Dollar	5,689,798	Euro	5,156,558	2/3/2020	(30,121)
Polish Zloty	8,430,000	United States Dollar	2,210,655	3/31/2020	(34,171)
Euro	8,250,000	United States Dollar	9,117,821	2/28/2020	47,531
United States Dollar	12,137,238	Swedish Krona	115,665,000	2/28/2020	106,564
Morgan Stanley
Canadian Dollar	17,955,000	United States Dollar	13,611,087	2/28/2020	(44,362)
United States Dollar	3,179,969	Euro	2,870,000	2/28/2020	(8,463)
Japanese Yen	7,162,370,000	United States Dollar	65,475,546	2/28/2020	723,378
United States Dollar	1,506,636	British Pound	1,150,000	2/28/2020	(13,071)
United States Dollar	10,218,293	Malaysian Ringgit	41,895,000	3/31/2020	13,565
Chinese Yuan Renminbi	83,750,000	United States Dollar	12,033,911	3/31/2020	32,074
Euro	1,494,030	United States Dollar	1,656,896	2/3/2020	359
British Pound	1,150,000	United States Dollar	1,505,764	2/6/2020	13,048

STATEMENT OF FOWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
UBS Securities
United States Dollar	3,276,625	New Zealand Dollar	5,000,000	2/28/2020	43,516
Hungarian Forint	363,940,000	United States Dollar	1,225,263	3/31/2020	(26,039)
Mexican Peso	97,835,000	United States Dollar	5,130,822	3/31/2020	295
Chilean Peso	4,922,930,000	United States Dollar	6,384,047	3/31/2020	(237,415)
United States Dollar	4,389,003	Australian Dollar	6,495,000	2/28/2020	39,059
Gross Unrealized Appreciation					3,560,716
Gross Unrealized Depreciation					(1,641,288)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS
BNY Mellon International Bond Fund

January 31, 2020 (Unaudited)

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
USD - 3 Month Libor	USD Fixed at 2.482	1/10/21	26,600,000	(235,264)
NZD Fixed at 1.61	NZD - 3 Month Bank Bill	12/16/29	6,464,000	115,262
USD - 3 Month Libor	USD Fixed at 1.64005	1/10/22	122,740,000	(545,135)
USD Fixed at 1.80305	USD - 3 Month Libor	1/10/30	25,350,000	793,678
NZD Fixed at 1.03375	NZD - 3 Month Bank Bill	10/25/24	13,154,240	(41,933)
USD - 3 Month Libor	USD Fixed at 2.355	11/29/27	35,770,000	(2,571,966)
USD - 3 Month Libor	USD Fixed at 2.026	11/14/49	20,570,000	(1,732,000)
USD - 3 Month Libor	USD Fixed at 1.7075	11/14/24	46,000,000	(789,152)
USD – 3 Month Libor	USD Fixed at 1.7905	10/3/46	7,440,000	(215,027)
Gross Unrealized Appreciation				908,940
Gross Unrealized Depreciation				(6,130,477)

NZD—New Zealand Dollar

USD—United States Dollar

See notes to financial statements.

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation ($)
Purchased Contracts:[1]
Markit CDX North America Investment Grade Index Series 33 Paid Fixed Rate of 1.00 3 Month	12/20/24	11,000,000	(258,100)	(287,146)	15,906
Gross Unrealized Appreciation				15,906

1 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

NOTES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services

NOTES

(each, a “Service”) approved by the Board Members (“Board”) Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are

NOTES

generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at January 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies, or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the

NOTES

writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund

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and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Interest rate swaps open at January 31, 2020 are set forth in the Statement of Swap Agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to

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corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

At January 31, 2020, accumulated net unrealized appreciation on investments was $22,217,518, consisting of $24,611,564 gross unrealized appreciation and $2,394,046 gross unrealized depreciation.

At January 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.